UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2020

Hoth Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1 Rockefeller Plaza, Suite 1039

New York, New York 10020

(Address of principal executive offices, including ZIP code)

(646) 756-2997

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HOTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2020 (the “Effective Date”), Hoth Therapeutics, Inc. (the “Company”) entered into a Sublicense Agreement (the “Agreement”) with Isoprene Pharmaceutics, Inc. (“Isoprene”) pursuant to the Commercial Evaluation Sublicense and Option Agreement by and among the Company, the University of Maryland, Baltimore and Isoprene dated March 8, 2019. Pursuant to the Agreement, Isoprene granted Hoth an exclusive sublicense to certain intellectual property (i) to make, have made, use, sell, offer to sell and import certain licensed products, (ii) in connection therewith, to use certain inventions and licensed materials and (iii) to practice the Patent Rights (as defined in the Agreement) for the treatment of dermatological conditions or diseases, excluding among, other things, dermatological oncology conditions or diseases. The Agreement will continue on a country-by-country basis until the expiration of the last to expire of the Patent Rights in such country, unless earlier terminated pursuant to the Agreement (the “Term”). Pursuant to the Agreement, the Company shall pay Isoprene, among other things, (i) a license fee, (ii) a royalty rate at a middle single digit percentage, (iii) milestone payments of up to $1,375,000 and (iv) revenue interest at a low single digit percentage based on the net revenue of covered products sold by Isoprene during the Term. In addition, the Company shall make an investment of $50,000 in Isoprene in the form of a convertible promissory note within 30 days of the Effective Date and shall pay Isoprene a middle double digit percentage of all patent expenses incurred after the Effective Date during the Term.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the  Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 8.01 Other Events.

The Company issued a press release on July 31, 2020 announcing the execution of the Agreement. A copy of the release is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1##	Sublicense Agreement by and between the Company and Isoprene Pharmaceutics, Inc. dated July 30, 2020
99.1	Press release dated July 31, 2020

##	Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2020	Hoth Therapeutics, Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2020	Hoth Therapeutics, Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer

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